TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Rate Sheet Supplement dated September 25, 2018

(for Applications signed on or after October 1, 2018)

to the

Prospectus dated May 1, 2018

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica Variable Annuity O-Share and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this Rate Sheet Prospectus Supplement to provide the premium and rebalance allocation requirements as well as the rider fee and withdrawal percentages that we are currently offering for the Transamerica Income Edge rider as described in the Transamerica Income Edge Rider Fees, Transamerica Income Edge – Summary, Transamerica Income Edge – Withdrawal Percentage, and the Transamerica Income Edge – Required Allocations sections of the prospectus. This Rate Sheet Prospectus Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Variable Annuity O-Share prospectus, as amended.

The amounts listed below apply for applications signed between October 1, 2018 and December 31, 2018.

The premium and rebalance allocation requirements, rider fee and/or withdrawal percentages may be different than those listed below for applications signed after December 31, 2018. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below.)The premium and rebalance allocation requirements will not change for the life of your policy. The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEE

1.25%

REQUIRED ALLOCATIONS

	Premium		Rebalance
	Minimum	Maximum	Minimum	Maximum
Stable Account*	20%	20%	N/A	N/A
Select Investment Options	0%	80%	0%	100%
Flexible Investment Options	0%	80%	0%	100%

*The stable account is excluded from rebalancing

SINGLE LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option**	Rider Years 4-6 Withdrawal Percentage - Single Life Option**	Rider Years 7+ Withdrawal Percentage - Single Life Option**
0-58	0.00%	0.00%	0.00%
59-64	4.00%	5.00%	6.00%
65-79	5.00%	6.00%	7.00%
≥ 80	6.00%	7.00%	8.00%

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.

JOINT LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option**	Rider Years 4-6 Withdrawal Percentage - Joint Life Option**	Rider Years 7+ Withdrawal Percentage - Joint Life Option**
0-58	0.00%	0.00%	0.00%
59-64	3.50%	4.50%	5.25%
65-79	4.50%	5.50%	6.25%
≥ 80	5.50%	6.50%	7.25%

** The withdrawal percentage is determined by the number of rider years and the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.

Please note: In order for you to receive the premium and rebalance allocation requirements, rider fee and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number
Transamerica Variable Annuity O-Share	333-189436

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.

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